STOCK PURCHASE AGREEMENT, dated as of July 6, 1998 (this "Agreement"), between Palatin Technologies, Inc., a Delaware corporation (the "Company"), and TheraTech, Inc., a Delaware corporation (the "Purchaser").

     WHEREAS, the Purchaser and the Company have entered into a License and Development Agreement dated March 18, 1998 (the "License Agreement");

     WHEREAS, the Purchaser and the Company have executed a Letter of Intent, dated March 18, 1998, in connection with a proposed loan to the Company from the Purchaser which loan would be convertible into shares of the Company's Series C Convertible Preferred Stock (the "Loan Transaction");

     WHEREAS,  the parties to the Loan Transaction  desire to void ab initio all
agreements  and  understandings   relating  thereto,   other  than  the  License
Agreement; and

     WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire shares of the Company's Common Stock, $.01 par value per share (the "Common Stock").

     IN CONSIDERATION of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

     SECTION 1.1. CERTAIN DEFINITIONS. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated in this Section 1.1:

     "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" shall have the meaning set forth in the recitals hereto.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

     "Closing" shall have the meaning set forth in Section 2.1(b).

     "Closing Date" shall have the meaning set forth in Section 2.1(b).

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's common stock, par value $.01 per share.

     "Company" shall have the meaning set forth in the recitals hereto.

     "Current Balance Sheet" means the unaudited balance sheet of the Company as of March 31, 1998.

     "Disclosure Materials" means, collectively, the SEC Documents, the Exhibits and Schedules to this Agreement and the Registration Rights Agreement and all other information furnished in writing by or on behalf of the Company to the Purchaser or its representatives, respective agents and counsel in connection with the transactions contemplated by this Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Governmental Agency" means any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or body and the Nasdaq SmallCap Market.

     "Intellectual Property Rights" shall have the meaning set forth in Section 3.1(o).

     "Knowledge" or "Know" when used with respect to the Company means the knowledge of the executive officers, senior management of the Company, or any other management personnel that has had significant involvement in the business and affairs of the Company.

     "Legal Opinion" means the legal opinion letter of Rubin Baum Levin Constant & Friedman, outside counsel to the Company, addressed to the Purchaser, dated the Closing Date, substantially in the form attached hereto as Exhibit B.

     "Liability"  means  any  liability  or  obligation   (whether  absolute  or
contingent, liquidated or unliquidated or due or to become due).

     "License Agreement" shall have the meaning set forth in the recitals hereto.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, right of first refusal, charge, security interest or encumbrance of any kind in or on such asset or the revenues or income thereon or therefrom.

     "Loan Transaction" shall have the meaning set forth in the recitals hereto.

     "Material  Adverse  Effect"  shall  have the  meaning  set forth in Section
3.1(a).

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

     "Purchaser" shall have the meaning set forth in the recitals hereto.

     "Registration Rights Agreement" means the registration rights agreement, dated the Closing Date, between the Company and the Purchaser, in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

     "Required Approvals" shall have the meaning set forth in Section 3.1(f).

     "SEC Documents" shall have the meaning set forth in Section 3.1(k).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Registration Statement" means a registration statement under the Securities Act prepared by the Company and filed with the Commission in accordance with the Registration Rights Agreement, covering the resale of the Shares and naming the holder or holders of such Shares as "selling stockholders" thereunder.

     "Shares" means the shares of Common Stock to be purchased pursuant to this Agreement.

     "Transaction  Documents"  means,  collectively,   this  Agreement  and  the
Registration Rights Agreement.

                                   ARTICLE II

                               PURCHASE OF SHARES

     SECTION 2.1. PURCHASE OF SHARES; CLOSING

     (a) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase 363,636 Shares for an aggregate purchase price of $2,000,000.

     (b) The closing of the purchase and sale of the Shares (the "Closing") shall take place on such date as the parties shall agree at the offices of Kirkland & Ellis, 153 East 53rd Street, 39th Floor, New York, New York 10022. The date of the Closing is hereinafter referred to as the "Closing Date."

     (c) At the Closing the Company shall (i) issue and deliver one or more stock certificates representing the Shares to be acquired hereunder by the Purchaser, duly registered in the name of the Purchaser, (ii) deliver or cause to be delivered the Legal Opinion, (iii) deliver or cause to be delivered a certificate executed by the Chief Executive Officer dated the Closing Date stating that (a) all of the representations and warranties of the Company contained in this Agreement are true and correct in all material respects at and as of the Closing Date except to the extent of changes caused by the transactions contemplated hereby, and (b) all of the covenants and agreements of the Company contained in this Agreement and required to be performed on or prior to the Closing Date have been performed in a manner reasonably satisfactory to the Purchaser, (iv) deliver or cause to be delivered a certificate of the Secretary or the Assistant Secretary of the Company, dated the Closing Date, as to the continued and valid existence of the Company, certifying the By-laws of the Company and the resolutions adopted by the Board of Directors of the Company authorizing the actions to be taken by the Company under this Agreement, (v) deliver or cause to be delivered a certificate of the Secretary of the State of Delaware, dated a recent date, to the effect that the Company is in good standing in the State of Delaware and that all annual reports, if any, have been filed as required and that all taxes and fees have been paid in connection therewith, (vi) deliver or cause to be delivered a certified copy of the Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware and any amendments thereto, and (vii) deliver or cause to be delivered all other executed instruments, agreements and certificates as are required to be delivered by or on their behalf at the Closing, including without limitation, this Agreement and the Registration Rights Agreement. The Closing shall be conditioned on the prior compliance with this paragraph and paragraph
(d) of this Section 2.1.

     (d) At the Closing the Purchaser shall deliver or cause to be delivered to the Company (i) immediately available funds equal to $2,000,000 in United States dollars; and (ii) all other executed instruments, agreements and certificates as are required to be delivered by or on their behalf at the Closing, including without limitation, this Agreement and the Registration Rights Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

     (a) ORGANIZATION AND QUALIFICATION. The Company has no subsidiaries other than as set forth in Schedule 3.1(a) (collectively the "Subsidiaries"). The Company and each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each of the Subsidiaries is duly licensed or qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such license or qualification necessary, except where the failure to be so licensed or qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Shares or any Transaction Documents or the transactions contemplated thereby, (y) have a material adverse effect on the business, results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

     (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to execute and deliver the Transaction Documents, to consummate the transactions contemplated by the Transaction Documents and to otherwise carry out its obligations thereunder. The execution and delivery of each Transaction Document by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each Transaction Document has been duly executed by the Company and, when delivered in accordance with the terms hereof, each Transaction Document shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     (c) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 3.1(c). Neither the issuance nor the delivery of the Shares is subject to any preemptive or similar rights of any stockholder of the Company or to any right of first refusal or other similar right in favor of any Person which has not been waived. Except as specifically disclosed in Schedule 3.1(c), there are no outstanding pledges, Liens, options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock.

     (d) ISSUANCE OF SECURITIES. The Shares are duly authorized and, when issued and delivered in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all Liens.

     (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation, By-laws or other charter documents (each as amended through the date hereof), (ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, result in a breach, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and
(iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually and in the aggregate, could not have or result in a Material Adverse Effect.

     (f) CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents and the transactions contemplated thereby, other than (i) the filing of one or more Securities
Registration Statements with the Commission and the making of applicable blue-sky filings under state securities laws with respect to the Shares and the transactions contemplated hereby, each as contemplated hereby and by the Registration Rights Agreement, (ii) the application for the listing of the Shares on the Nasdaq SmallCap Market (and on each other national securities exchange, market or trading facility on which the Common Stock is then listed), and (iii) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not, individually or in the aggregate, have or result in a Material Adverse Effect (the "Required Approvals").

     (g) LITIGATION; PROCEEDINGS. Except as specifically disclosed in the Disclosure Materials, there is no claim, action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which if decided adversely to any such Person could (i) adversely affect or challenge the legality, validity or enforceability of any Transaction Document or the Shares or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

     (h) NO DEFAULT OR VIOLATION. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (or has received notice of a claim that it is in default under or that it is in violation of) any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could, individually or in the aggregate, have or result in a Material Adverse Effect.

     (i) PRIVATE OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in Sections 3.2(b)-3.2(f), the offering, issuance or sale of the Shares as contemplated hereunder are exempt from the registration requirements of the Securities Act and state securities laws.

     (j) CERTAIN FEES. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, investment banker or Person performing a similar function, placement agent, or bank with respect to the transactions contemplated hereby.

     (k) SEC DOCUMENTS; DISCLOSURE. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since July 1, 1996 (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective filing dates, each SEC Document filed with the Commission complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, each final registration statement filed with the Commission by the Company pursuant to the Securities Act since July 1, 1996, as of the date such statement became effective complied in all material respects with the requirements of the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. This Agreement together with the Schedules, Exhibits, written statements and certificates supplied to the Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances in which they were made, not misleading.

     (l) FORM S-3 ELIGIBILITY. The Company is eligible to register the Shares for resale with the Commission under Form S-3 promulgated under the Securities Act.

     (m) LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. Since the date that the listing of the Common Stock was initially approved for trading on the Nasdaq SmallCap Market, the Company has not received notice (written or oral) from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it is or has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is in compliance with all such listing and maintenance requirements.

     (n) INVESTMENT COMPANY. The Company is not, and is not controlled by or under common control with an Affiliate of, and "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (o) PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

     (p) NO UNDISCLOSED LIABILITIES. To the Company's knowledge, neither the Company nor any of its Subsidiaries has any liabilities except (i) as and to the extent of the amounts reflected or reserved against on the Current Balance Sheet (including footnotes thereto), (ii) liabilities and obligations incurred in the ordinary course of business since the date thereof, and (iii) such other liabilities that in the aggregate will not result in a Material Adverse Effect.

     SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

     (a) ORGANIZATION; AUTHORITY. The Purchaser is an entity organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and to carry out its obligations thereunder. The purchase of the Shares by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by the Purchaser and, when delivered by the Purchaser in accordance with the terms hereof shall constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

     (b) INVESTMENT INTENT. The Purchaser is acquiring the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

     (c) PURCHASER STATUS. At the time the Purchaser was offered the Shares to be acquired by it hereunder, it was, at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     (d) EXPERIENCE OF PURCHASER. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

     (e) ABILITY OF PURCHASER TO BEAR RISK OF INVESTMENT. The Purchaser acknowledges that an investment in the Shares to be acquired by it hereunder is speculative and involves a high degree of risk. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

     (f) ACCESS TO INFORMATION. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares, (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

     (g) RELIANCE. The Purchaser understands and acknowledges that (i) the Shares to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.


                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

     SECTION 4.1. TRANSFER RESTRICTIONS. (a) The Shares may only be disposed of pursuant to (i) an effective registration statement under the Securities Act,(ii) an available exemption from or in a transaction not subject to the registration requirements of the Securities Act; or (iii) subject to the conditions set forth herein, any other legally available means of transfer. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected and paid for by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

     (b) The Purchaser agrees to the imprinting, so long as is required, of the following legend on the certificates representing the Shares:

          THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     SECTION 4.2. USE OF PROCEEDS. The Company shall use all of the proceeds from the sale of the Shares solely for the research and development of the dosage form of PT-14 or other peptide, including, but not limited to, metalopeptide, for sexual dysfunction in any and all drug delivery systems whether existing now or in the future including OTM, pulmonary, transdermal, controlled-release injections, and oral drug delivery systems.

     SECTION 4.3. LISTING OF SHARES. The Company shall (a) not later than the fifth Business Day following the Closing Date prepare and file with the Nasdaq SmallCap Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering the Shares, (b) take all steps necessary to cause such Shares to be approved for listing on the Nasdaq SmallCap Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Purchaser evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market.

     SECTION 4.4. INTEGRATION. The Company shall not and shall use its best efforts to ensure that no Affiliate of the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Shares to the Purchaser.

     SECTION 4.5. BREACHES. Each of the Company and the Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Documents to be incorrect or breached as of such Closing Date. However, no disclosure by a party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.1. FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

     SECTION 5.2. ENTIRE AGREEMENT; AMENDMENTS, EXHIBITS AND SCHEDULES. This Agreement, together with the Exhibits and Schedules hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, including, without limitation, any and all agreements and understandings with respect to the Loan Transaction other than the License Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

     SECTION 5.3. NOTICES. Any notice or other communication or delivery required or permitted to be provided hereunder shall be in writing and shall be deemed to have been received on the earliest of (i) the date of transmission, if such notice or communication is delivered to the address or to the facsimile telephone number (as the case may be) specified in this Section prior to 8:00 p.m. (Eastern Standard time) on a Business Day, (ii) the Business Day after the date of transmission or hand delivery, if such notice or communication is delivered to the address or the at the facsimile telephone number (as the case may be) specified in this Section later than 8:00 p.m. (Eastern Standard time) on any date and earlier than 11:59 p.m. (Eastern Standard time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to the Purchaser and the Company shall be to the following addresses:

                   TheraTech, Inc.
                   417 Wakara Way
                   Salt Lake City, UT 84108
                   Facsimile No.: (801) 583-0050
                   Attn: Dinesh C. Patel, Ph.D., President, Chairman and Chief Executive Officer

   With copies to  Kirkland & Ellis & Co.
                   153 East 53rd Street, 39th Floor
                   New York, NY 10022
                   Facsimile No.: (212) 446-4900
                   Attn: Stephen P. Johnson

                   Palatin Technologies, Inc.
                   214 Carnegie Center
                   Princeton, NJ  08540
                   Facsimile No.:  (609) 452-0880
                   Attn:  Edward J. Quilty, Chairman and Chief Executive Officer

   With copies to: Rubin Baum Levin Constant & Friedman
                   30 Rockefeller Plaza
                   New York, NY  10112
                   Facsimile No.: (212) 698-7700

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     SECTION 5.4. AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     SECTION 5.5. HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     SECTION 5.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom the Purchaser transfers Shares. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     SECTION 5.7. NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and, other than with respect to permitted assignees under Section 5.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     SECTION 5.8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

     SECTION 5.9. WAIVER OF JURY TRIAL. The parties to this Agreement each hereby waives to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action arising under this Agreement, whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. Each of the parties to this Agreement hereby agrees and consents that any claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

     SECTION 5.10. EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     SECTION 5.11. PUBLICITY. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither the Purchaser nor the Company shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or any Governmental Agency, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Purchaser shall not make any public statement or issue any press release regarding the transactions contemplated hereby without the prior written consent of the Company.

     SECTION 5.12. SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     SECTION 5.13. REMEDIES CUMULATIVE. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                           The Company:

                                           PALATIN TECHNOLOGIES, INC.


                                           By:  ________________________________
                                                Name: Edward J. Quilty
                                                Title: Chairman, President and
                                                       Chief Executive Officer


                                           The Purchaser:

                                           THERATECH, INC.



                                           By:  ________________________________
                                                Name: Dinesh C. Patel, Ph.D.
                                                Title: Chairman, President and
                                                       Chief Executive Officer